SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                Current report pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                January 17, 1995           Commission File No. 1-8100


                                  EATON VANCE CORP.
                (Exact name of registrant as specified in its charter)


                         MARYLAND                      04-2718215

               (State or other jurisdiction         (I.R.S. Employer
               incorporation or organization)      Identification No.)



               24 FEDERAL STREET, BOSTON, MASSACHUSETTS       02110
               (Address of principal executive offices)     (Zip Code)


                                    (617) 482-8260
                 (Registrant's telephone number, including area code)


                                         NONE
                    (Former name, address and former fiscal year,
                            if changed since last record)


                                  Page 1 of 5 pages


          ITEM 5.  OTHER EVENTS

          Eaton   Vance  Corp.'s  press  release  dated  January  16,  1995
          (furnished as Exhibit 20.1 hereto) is incorporated herein by reference.


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          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          Each Exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following Exhibits are filed as a part of this Report pursuant to Rule 12B-32 under the Securities Exchange Act of 1934:


          Exhibit No.              Description                   Page in
                                                                Sequential
                                                             Numbering
          System


             20.1       Copy of Eaton Vance Corp.'s press            5
                        release dated January 16, 1995
                        (filed herein).


                                         -3-


                                      SIGNATURES



          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   EATON VANCE CORP.
                                                     (Registrant)


                                                /s/H. Day Brigham, Jr.,
                                                      (Signature)
          DATE: January 17, 1995                   H. Day Brigham, Jr.,
                                                     Vice President


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